Provisions	12 Months Ended
Dec. 31, 2023
Disclosure Of Provision [Abstract]
Provisions [Text Block]

11) Provisions

a) Provision for litigation claims

By their nature, contingencies will only be confirmed by the occurrence or non-occurrence of one or more uncertain future events. The assessment of contingencies inherently involves the exercise of significant judgments and estimates of the outcome of future events.

The Company, through its subsidiaries, is party to legal proceedings in the ordinary course of its operations related to legally binding agreements with various third parties under supply contracts and consulting agreements. During the year ended December 31, 2022, the Company received a ruling regarding one such proceeding in Brazil. This relates to a supply agreement for the Maracás Menchen Mine which was filed with the courts in October 2014. The ruling requires the Company to pay amounts due, plus interest and legal fees. At December 31, 2023, the Company recognized a provision of R$29,105 ($6,012) in the current portion of provisions (December 31, 2022 - $5,076). The Company is awaiting a further ruling from a higher court in Brazil regarding interest and other payment terms. Refer to note 19. At December 31, 2023, the Company recognized a total provision of $6,447 for legal proceedings (December 31, 2022 - $5,310), including a provision of $435 (December 31, 2022 - $234) for labour matters.

At December 31, 2023, the Company recognized a provision of $453 (December 31, 2022 - $453) for contract penalties expected to be incurred within the next 12 months.

b) Provision for environmental compensation

In accordance with the terms of the Company's environmental license for its Maracás Menchen Mine, the Company recognized a provision for future social and environmental compensation. Following the direction of the Secretary of the Environment for the state of Bahia, Brazil, the Company will be required to fund social or environmental projects. At December 31, 2023, the Company recognized a provision of $398, with the full $398 expected to be incurred within the next 12 months (December 31, 2022 - $531).

c) Provision for closure and reclamation

The following table presents the reconciliation of the beginning and ending aggregate carrying amount of the provision for closure and reclamation associated with the retirement of the Company's projects:

	Maracás Menchen Mine	Currais Novos Tungsten	Total
Balance at December 31, 2021	$3,824	$474	$4,298
Changes in estimated cash flows and discount rates	(583)	(2)	(585)
Accretion	162	21	183
Effect of foreign exchange	261	33	294
Balance at December 31, 2022	$3,664	$526	$4,190
Changes in estimated cash flows and discount rates	1,484	(29)	1,455
Accretion	237	33	270
Effect of foreign exchange	327	41	368
Balance at December 31, 2023	$5,712	$571	$6,283

The Company makes a provision for the future cost of rehabilitating mine sites and related production facilities on a discounted basis on the development of mines or installation of those facilities. The rehabilitation provision represents the present value of estimated future rehabilitation costs relating to mine sites. These provisions have been created based on the Company's internal estimates. Assumptions, including a real discount rate of 5.56% (December 31, 2022 - 6.17%), have been made which management believes are a reasonable basis upon which to estimate the future liability.

The provision for closure and reclamation of the Maracás Menchen Mine at December 31, 2023 is based on total anticipated undiscounted cash outflows of R$73,943 ($15,273) (December 31, 2022 - R$60,409 ($11,577)) and is expected to be incurred between 2041 and 2045 (December 31, 2022 - between 2041 and 2045).

The provision for closure and reclamation of the Currais Novos Tungsten project at December 31, 2023 is based on anticipated undiscounted cash outflows of approximately R$3,390 ($700) (December 31, 2022 - R$3,238 ($621)), with reclamation expected to be incurred between 2026 and 2030 (December 31, 2022 - between 2024 and 2028).